                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned, Maritza Ramirez, Chief Financial Officer of Gateway Industries,
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to her knowledge, that:

The Quarterly  Report on Form 10-QSB for the quarter ended September 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Maritza Ramirez
                                            -------------------
                                            Maritza Ramirez
                                            Chief Financial Officer
                                            October 31, 2003